EXHIBIT 10.1

WAIVER TO THE AMENDED AND RESTATED CREDIT AGREEMENT

WAIVER (this “Waiver”), dated as of October 26, 2005, among TERRA CAPITAL, INC., a Delaware corporation (“Terra Capital”), TERRA MISSISSIPPI HOLDINGS CORP. (F/K/A MISSISSIPPI CHEMICAL CORPORATION), a Mississippi corporation (“TMH”), and TERRA NITROGEN (U.K.) LIMITED, a company incorporated in England and Wales (“TERRA UK”) (Terra Capital, TMH and Terra UK each a “Borrower” and, collectively, the “Borrowers”), TERRA INDUSTRIES INC., a Maryland corporation (“Terra Industries”), TERRA CAPITAL HOLDINGS, INC., a Delaware corporation (“Terra Capital Holdings”), the Lenders party hereto and CITICORP USA, INC., as administrative agent and collateral agent for the Lenders and the Issuers (in such capacities, the “Administrative Agent”), waives the Specified Event of Default (as defined below) under the AMENDED AND RESTATED CREDIT AGREEMENT, dated as of December 21, 2004 (as amended by Amendment No. 1 to the Amended and Restated Credit Agreement, dated as of January 26, 2005, and as further amended by Amendment No. 2 to the Amended and Restated Credit Agreement, dated as of July 29, 2005 and as the same may be further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrowers, Terra Industries, Terra Capital Holdings, the financial institutions from time to time party thereto as lenders (the “Lenders”), the financial institutions from time to time party thereto as issuing banks (the “Issuers”) and the Administrative Agent.

W I T N E S S E T H :

WHEREAS, the Vice President of Terra Capital has notified the Administrative Agent, in a letter dated October 17, 2005, that Terra Industries has entered into certain hedge agreements in February of 2005 with respect to which Terra Industries entered into offsetting trades on October 10, 2005 (the “Specified Hedge Agreements”);

WHEREAS, the Borrowers have stated, in the above mentioned letter, that the Specified Hedge Agreements violate certain terms under Section 7.14 (Hedging Contracts), Section 8.1(g) (Indebtedness), Section 8.3(i) (Investments) and Section 8.17 (No Speculative Transactions) of the Credit Agreement and Section 19 (Representations and Warranties; Covenants) of the Guaranty; and

WHEREAS, the Borrowers believe that the non-compliance with the above mentioned sections of the Credit Agreement and the Guaranty constitutes an Event of Default under Section 9.1(e)(i) and a Default under Section 9.1(e)(ii) of the Credit Agreement (collectively, the “Specified Event of Default”), and hereby request the Requisite Lenders to waive such Specified Event of Default and the Lenders party hereto are willing to do so on terms and conditions set forth below.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and provisions hereinafter contained, the parties hereto hereby agree as follows:

Section 1. Defined Terms. Capitalized terms used herein and not defined herein but defined in the Credit Agreement are used herein as defined in the Credit Agreement.

Section 2. Waiver to the Credit Agreement

Subject to the conditions precedent set forth in Section 3 below, the Requisite Lenders hereby waive the Specified Event of Default that has occurred due to entering into the Specified Hedge Agreements.

Section 3. Conditions Precedent

This Waiver shall become effective as of the date that each of the following conditions precedent shall have been satisfied or duly waived by the Administrative Agent (such date, the “Effective Date”):

(a) Consent of Requisite Lenders. The Administrative Agent shall have received executed copies of this Waiver from Lenders constituting Requisite Lenders;

(b) Representations and Warranties. The representations and warranties contained in Section 4 below shall be true and correct in all material respects on and as of the Effective Date; and

(c) No Default or Event of Default. After giving effect to this Waiver, no Default or Event of Default shall have occurred and be continuing on the Effective Date.

Section 4. Representations and Warranties

On and as of the Effective Date, after giving effect to this Waiver, each of Terra Industries and the Borrowers hereby represents and warrants to the Administrative Agent and each Requisite Lender as follows:

(a) each of the representations and warranties contained in Article IV (Representations and Warranties) of the Credit Agreement, the other Loan Documents or in any certificate, document or financial or other statement furnished at any time under or in connection therewith are true and correct in all material respects on and as of the Effective Date, as if made on and as of such date and except to the extent that such representations and warranties specifically relate to a specific date, in which case such representations and warranties shall be true and correct in all material respects as of such specific date; provided, however, that references therein to the “Credit Agreement” shall be deemed to refer to the Credit Agreement after giving effect to the waivers set forth herein;

(b) no Default or Event of Default has occurred and is continuing; and

(c) the offsetting trades entered into by Terra Industries on October 10, 2005 do not violate and/or conflict with any provision of the Credit Agreement or any other Loan Document and such trades offset the exposure of Terra Industries under the Specified Hedge Agreements such that they are in compliance with the provisions of the Credit Agreement and the other Loan Documents.

Section 5. Fees and Expenses

The Borrowers agree to pay on demand in accordance with the terms of Section 11.3(a) (Costs and Expenses) of the Credit Agreement all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Waiver.

Section 6. Effect on the Loan Documents

(a) Except as expressly modified hereby or specifically waived above, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

(b) The execution, delivery and effectiveness of this Waiver shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders or the Administrative Agent under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose except as expressly set forth herein.

(c) This Agreement is a Loan Document.

Section 7. Execution in Counterparts

This Waiver may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy shall be effective as delivery of a manually executed counterpart of this Waiver.

Section 8. Governing Law

This Waiver shall be governed by and construed in accordance with the law of the State of New York.

Section 9. Section Titles

The section titles contained in this Waiver are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto, except when used to reference a section.

Section 10. Notices

All communications and notices hereunder shall be given as provided in the Credit Agreement.

Section 11. Severability

The fact that any term or provision of this Waiver is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation or jurisdiction or as applied to any person.

Section 12. Successors

The terms of this Waiver shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

[SIGNATURE PAGES FOLLOW]

EXHIBIT 10.1

IN WITNESS WHEREOF, the undersigned parties have executed this Waiver to the Amended and Restated Credit Agreement to be effective for all purposes as of the Effective Date.

Borrowers

TERRA CAPITAL, INC.

By:	/s/ Francis G. Meyer
Name:	Francis G. Meyer
Title:	Vice President

TERRA MISSISSIPPI HOLDINGS CORP. (F/K/A MISSISSIPPI CHEMICAL CORPORATION)

By:	/s/ Francis G. Meyer
Name:	Francis G. Meyer
Title:	Vice President & Chief Financial Officer

TERRA NITROGEN (U.K.) LIMITED

By:	/s/ Francis G. Meyer
Name:	Francis G. Meyer
Title:	Director

Guarantor

TERRA INDUSTRIES INC.

By:	/s/ Francis G. Meyer
Name:	Francis G. Meyer
Title:	Sr. Vice President & Chief Financial Officer

TERRA CAPITAL HOLDINGS, INC.

By:	/s/ Francis G. Meyer
Name:	Francis G. Meyer
Title:	Vice President

Administrative Agent

CITICORP USA, INC.

By:	/s/ Miles D. McManus
Name:	Miles D. McManus
Title:	Vice President and Director

Lenders

CITICORP USA, INC.

By:	/s/ Miles D. McManus
Name:	Miles D. McManus
Title:	Vice President and Director

WELLS FARGO FOOTHILL, INC.

By:	/s/ Dennis King
Name:	Dennis King
Title:	Vice President

LASALLE BANK NATIONAL ASSOCIATION

By:
Name:
Title:

CONGRESS FINANCIAL CORP.

By:	/s/ Thomas A. Martin
Name:	Thomas A. Martin
Title:	Vice President

GENERAL ELECTRIC CAPITAL CORPORATION

By:	/s/ Dwayne L. Corer
Name:	Dwayne L. Corer
Title:	Duly Authorized Signer

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NATIONAL CITY BUSINESS CREDIT, INC.

By:	/s/ Thomas J. Evans
Name:	Thomas J. Evans
Title:	Senior Associate

STATE OF CALIFORNIA PUBLIC EMPLOYEES’ RETIREMENT SYSTEM

By:
Name:
Title:

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